Exhibit 10.20

*** CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

LICENSE AND SUPPLY AGREEMENT

This LICENSE AND SUPPLY AGREEMENT (the “Agreement”) is dated and effective January 1, 2018 (the “Effective Date”), by and between Life Technologies Corporation (“LTC”) a Delaware corporation with principal offices at 5781 Van Allen Way, Carlsbad, CA 92008 and Genetron Health (Beijing) Company, Ltd., (“Licensee”), a company incorporated under the laws of the People’s Republic of China with offices at 1-2/F, Building 11, Zone 1, 8 Life Science Parkway, Changping District, Beijing, China. Each of LTC and Licensee will be a “Party” hereto, and together the “Parties”.

RECITALS

WHEREAS, LTC is experienced in the development, manufacture and sale of instruments, reagents and other consumables for use in next generation sequencing (“NGS”) and owns or controls associated intellectual property;

WHEREAS, Licensee is developing diagnostic tests and informatics for use with LTC’s NGS instruments and consumables and wishes to obtain registration from the China Food and Drug Administration (“CFDA”) for a localized version of LTC’s NGS instruments to be used in combination with Licensee’s diagnostics tests and informatics;

WHEREAS, Licensee wishes to obtain a license from LTC to manufacture a localized version of LTC’s NGS instruments in China, to develop, manufacture and market diagnostic kits incorporating LTC’s NGS consumables and to sell such diagnostics kits in conjunction with such localized version of the LTC’s NGS instrument;

WHEREAS, LTC is willing to grant such a license and to supply NGS instruments, software, reagents and other consumables for Licensee’s use in developing, marketing, selling NGS-based diagnostic tests, all under the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of these premises, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	DEFINITIONS

1.1 “Affiliate” means, an entity that controls, is controlled by, or is under common control with a Party. For the purpose of this definition, “control” will mean the holding of the voting majority or possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise. An Affiliate will not include (i) any entity that purchases or acquires after the Effective Date substantially all of the business associated with this Agreement, (ii) any entity that acquires or purchases after the Effective Date a Party or an Affiliate of a Party, and/or (iii) any entity that acquires or obtains control of a Party or an Affiliate of a Party after the Effective Date.

1.2 “[***]” means the products designated as [***] in Exhibit B, Table 2.

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1.3 “Authorized” or “Authorization” means the applicable certification, authorization, registration or licensing from the applicable governmental authority or organization (e.g. CFDA) to develop, test, manufacture, produce, offer for sale, promote, distribute, import, export and sell instruments for general purpose use in performing in vitro diagnostic assays in China.

1.4 “CFDA” means China Food and Drug Administration.

1.5 “Disclosing Party” is defined in Section 11.1.

1.6 “Field” means the [***]. For clarity, the Field does not include [***] or any other application not expressly included in this definition.

1.7 “Information” is defined in Section 11.1.

1.8 “Instrument Rental Program” means a program pursuant to a written contract between Licensee and an end-user in which an instrument is placed in a customer’s laboratory in exchange for (i) the guaranteed purchase of reagents or (ii) scheduled payments over a period of time (the “Rental Period”), and Licensee retains ownership of such instrument at all times during the Rental Period.

1.9 “Intellectual Property” means (a) any improvements, inventions, patents, patent applications, works of authorship, information fixed in any tangible medium of expression, copyrights, moral rights, mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas, regardless of whether it or they are protectable under any intellectual property law including without limitation patent, trade dress, copyright, trade secret, and trademark law, and (b) all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other Jaws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, and designs.

1.10 “[***]” means [***] that is sold through LTC’s catalog and labeled for Research Use Only.

1.11 “[***]” means the [***] described in Exhibit B and Exhibit E.

1.12 “[***]” means the consumables set forth in Exhibit B attached hereto.

1.13 “[***]” means [***] and [***].

1.14 “[***]” means [***] and [***] supplied by LTC to Licensee under the Agreement.

1.15 “[***]” means the [***]. [***] excludes [***].

1.16 “[***]” means a set of instruments as described in Exhibit B that includes [***].

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1.17 “[***]” means the [***] as listed in Exhibit B and described in Exhibit E that, when supplied to Licensee would enable Licensee to carry out final assembly and factory testing of the complete Licensee Sequencer.

1.18 “Licensee Assay” means an assay or panel of assays directed to a target set forth in Exhibit A. Other assays may be added to Exhibit A from time to time by written agreement of the Parties.

1.19 “Licensee Kit” means a complete set of consumables required to perform an Licensee Assay using a Licensee System that [***], that is sold under one all-inclusive price for use with a Licensee System, solely under Licensee’s brand, and that is Authorized by CFDA.

1.20 “Licensee Products” would mean Licensee Sequencer, Licensee Kits and Licensee Software.

1.21 “Licensee Sequencer” means a sequencing instrument that is manufactured by Licensee using the [***], that is CFDA registered and that is sold under Licensee brand name.

1.22 “Licensee Automation” means an automated liquid handling instrument that is manufactured by Licensee using the [***], that is CFDA registered and that is sold under Licensee brand name.

1.23 “Licensee Software” means the secondary analysis software that is developed and CFDA-registered by Licensee specifically for use with Licensee Assay and Licensee System.

1.24 “Licensee System” means a system of instruments for performing a complete sequencing workflow starting with library preparation that includes (i) Licensee Sequencer that is legally manufactured by Licensee using [***] supplied by LTC under the Agreement, that is CFDA registered, and that bears Licensee’s brand name (as set forth in labeling section 2.3) and (ii) [***].

1.25 “Limited Use Label License” or “LULL” means the form of label license for the particular [***] as set forth in Exhibit D, as such label licenses may be amended by LTC from time to time.

1.26 “LTC Indemnified Parties” is defined in Section 13.1.

1.27 “LTC Improvements” means any Intellectual Property or discovery conceived, designed, developed or made by Licensee in connection with this Agreement that relate to (a) the LTC IP; (b) the configuration, composition, use, manufacturing, layout, or packaging of any [***], the Licensee System, or the Licensee Assays; and/or (c) software and techniques relating to the extraction, manipulation, processing, analysis or storage of data except Licensee’s own software which is used to input sample information and/or analyze the [***] file data from LTC’s [***] and/or generate reports for clinical specimens.

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1.28 “LTC IP” means one or more of the intellectual property rights owned by LTC, to the extent that they relate to the manufacture, use, sale, or import of Licensee Systems, Licensee Assays, Licensee Kits and/or [***], selected from the following: (i) the patents and patent applications listed in Exhibit C, and all patents issuing from said patents and patent applications, including any divisionals, continuations and continuations-in-part, and reissues and reexaminations of any such patents, together with all non-US counterparts of the foregoing; (ii) know-how and trade secrets not generally available to the public but transferred to Licensee under this Agreement; and (iii) trademarks listed in Exhibit C, whether or not such trademarks are registered with the US Patent and Trademark Office or other governmental body.

1.29 “LTC Patents” means the patent(s) and/or patent application(s) listed in Exhibit C.

1.30 “Price” is defined in Section 5.2.

1.31 “Purchase Order” means the purchase order form that Licensee completes and delivers to LTC in accordance with Section 3.l.

1.32 “Receiving Party” is defined in Section 11.1.

1.33 “Territory” means [***].

1.34 “Third Party” means any party other than LTC, Licensee or an Affiliate of LTC or Licensee.

1.35 “Trademarks” mean the trademarks and trade names owned by LTC that are set forth in Exhibit C.

2.	LICENSE GRANT; LABELING

2.1 Grant of Rights. Subject to the terms of this Agreement, LTC grants Licensee a [***] license in the Field in the Territory under the LTC IP to:

(a) to make (but only to the extent required for Licensee to qualify as the manufacturer of record) Licensee Sequencers using the [***] supplied by LTC under the Agreement and to use such Licensee Sequencers for validation and registration with CFDA for use with Licensee Kits and Licensee Software in the Field in the Territory;

(b) to sell (or to lease under an Instrument Rental Program) such Licensee Sequencers solely as a component of a Licensee System and solely for use with Licensee Kits in the Field in the Territory;

(c) to develop and validate Licensee Kits and Licensee Software solely for use with the Licensee Systems and to make submissions to CFDA for registration of such Licensee Kits and Licensee Software solely for use with Licensee Systems;

(d) to sell Licensee Kits and convey with purchase of such Licensee Kits the right under LTC’s Intellectual Property in the Field in the Territory to use only the [***] (that are contained in such Licensee Kit) with the Licensee Assays (that are contained in the same such Licensee Kit) and with Licensee Systems. (For clarification, no right would be granted to perform Licensee Assays (i) using [***] that are not purchased as a component of a Licensee Kit or (ii) for use with [***] instruments that are not Licensee Systems; and

(e) to convey with purchase of Licensee Kits that contain [***], the right solely for the purchaser to use such [***] solely in combination with the Licensee Kit and Licensee System solely in the Field in the Territory, subject to limited license set forth in Section 2.3(b).

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No rights are granted to make [***]. No rights are granted to sell or transfer [***] as standalone products (other than as a component of a Licensee Kit). No rights are granted for use of [***] outside the Field or for any use that exceeds the scope of the license.

For avoidance of doubt, [***] may be used solely with the Licensee System and no rights are conveyed hereunder for the use of [***] with any other instrument or platform. Additionally, any [***] provided to Licensee are subject to and governed by the [***], provided, however, the limitation on internal research use found in such terms is superseded by the field of use and commercial terms of this Agreement. [***].

Licensee has no rights to sublicense, assign or otherwise transfer or share its rights hereunder except as expressly set forth herein. For the avoidance of doubt, Licensee may not sell, resell, exchange, assign, gift, or otherwise transfer any [***] to any Third Party, except as expressly set forth in Section 2.1. For avoidance of doubt, Licensee may only manufacture the Licensee Sequencer to the extent required to qualify as the manufacturer of record of the Licensee Sequencer.

Licensee understands that Licensee may not offer for sale or sell Licensee Systems until Licensee receives the applicable Authorization from the CFDA to sell Authorized Licensee Systems. [***].

2.2 Improvements. Licensee will promptly disclose any LTC Improvements to LTC. Except as otherwise set forth in [***] [***], any LTC Improvements generated by Licensee will be the sole and exclusive property of Licensee. Licensee agrees to and does hereby grant to LTC a fully paid-up, worldwide, perpetual, royalty-free, non-exclusive, fully sub-licensable license, under any and all such LTC Improvements generated by Licensee during the term of this Agreement. Nothing in this paragraph grants either Party any rights, either express or implied, in or to any other Intellectual Property generated, owned, controlled or licensed by the other.

2.3 Labeling.

(a) Licensee System. Except as set forth below, Licensee will sell the Licensee System only as permitted by the grants provided in this Section 2 and only under the labeling set forth in Exhibit D. Notwithstanding the foregoing, it will be the responsibility of Licensee to ensure that such labeling complies with all applicable statutory, regulatory and other requirements. The Parties will mutually agree on the name under which the Licensee Sequencer will be marketed and sold. For the avoidance of doubt, Licensee may modify the labeling of the Licensee Sequencer as requested by any relevant regulatory body without further consent from LTC, except with respect to the name under which such Licensee Sequencer is marketed and sold. Licensee will use the Trademarks only as set forth in Section 2.5 below and will cite in accordance with standard practice for such literature that the Trademarks belong to LTC and are provided under license from LTC. Licensee will mark each Licensee Sequencer and any insert associated with each Licensee Sequencer with the applicable Limited Use Label License provided in Exhibit D. In addition, Licensee will include such Limited Use Label License attached hereto as Exhibit D, in all of its marketing and other promotional literature describing these Licensee Sequencers, including Web based literature and instructions for use. Licensee will otherwise comply with all applicable statutory and regulatory requirements, including those of jurisdictions where the Licensee Sequencers are sold or used. The Parties acknowledge that a Licensee System sold by Licensee pursuant to this Agreement will preserve the name of LTC and [***] to the extent that such marks are already used on [***] sold to Licensee. Such instrument or instruments will not be marked or labeled by Licensee in a manner so as to indicate that there is an “alliance” or collaboration between the Parties with respect to assays to be performed on such Licensee System. The Parties further acknowledge and agree that the Licensee is entitled to place the Licensee’s name, trademark or logo on any Licensee Sequencer manufactured by LTC for the Licensee as may be required by the appropriate regulatory agency in the Territory. Following execution of the Agreement, the design and placement of labeling, trademarks and logos will be specified jointly by LTC and Licensee and subject to LTC written approval not to be unreasonably withheld.

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(b) Licensee Kits. Licensee will use, sell and offer for sale, the Licensee Kits only under its own trademarks, trade names and labeling. Licensee will not use LTC’s name or any other trademarks, trade names or labeling for any reason in any branding of the Licensee Kits, provided that Licensee may sell (as permitted in Section 2.1) the [***] as labeled by LTC with LTC trademarks. It will be the responsibility of Licensee to ensure that its labeling of Licensee Kits complies with all applicable statutory, regulatory and other requirements. Licensee will otherwise comply with all applicable statutory and regulatory requirements, including those of jurisdictions where Licensee’s Kits are sold or used.

For Licensee Kits that contain [***], Licensee will include in package inserts the statement provided in Exhibit D.

2.4 Licensee Use of LTC Trademarks.

(a) LTC Trademarks. LTC grants to Licensee a non-exclusive right to use the LTC Trademarks set forth in Exhibit C in connection with Licensee’s sale and distribution of Licensee Systems only to the extent that they appear on [***] originally manufactured by LTC and provided to Licensee under this Agreement and to the extent permitted by the regulatory authorities. Licensee will not use the LTC Trademarks in any other way, including but not limited to marketing, selling, or promoting the sale of any products or services, whether within or outside the scope of this Agreement.

(b) Licensee Acknowledgments. Except as set forth above, nothing contained in this Agreement grants to Licensee any license, right, title or interest in the LTC Trademarks of LTC in relation to the [***], or to any goodwill associated therewith. Licensee recognizes the validity of the LTC Trademarks, and acknowledges LTC’s exclusive ownership of same, and any goodwill associated therewith. At no time during or after the term of this Agreement will Licensee challenge or assist others to challenge the validity or ownership of the LTC Trademarks or the registration thereof or attempt or assist others to attempt to register any trademarks, marks, trade names or logos confusingly similar to the LTC Trademarks. Any rights accrued by use of the LTC Trademarks by Licensee will inure to the exclusive benefit of LTC and/or its Affiliates.

(c) Unauthorized Use. Licensee agrees to use LTC Trademarks in good faith, subject to the terms of Section 2.4(a) above, and not use in such a way that may be disparaging to LTC, or in any other way a misuse. Licensee agrees to promptly notify LTC of any unfair competition, infringement, or other unauthorized use of the LTC Trademarks by Third Parties as such unauthorized use comes to Licensee’s attention. LTC will have the sole right and discretion to bring infringement or unfair competition proceedings involving the LTC Trademarks. Licensee will promptly notify LTC of any claim by any Third Party coming to the notice of Licensee that the distribution or sale of any [***] infringes any Third Party’s rights.

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(d) Quality Control. For permitted [***] sold or offered for sale by Licensee that bear the LTC Trademarks, Licensee will at all times during the term of this Agreement (i) ensure that the quality and performance of said [***] are consistent with the standards of quality and performance as established by LTC upon original supply of the [***] to Licensee, so as to maintain the level of quality associated with the LTC Trademarks; and (ii) cooperate with and provide LTC with reasonable assistance to enable LTC to exercise quality control over the [***] and maintain the level of quality associated with the LTC Trademarks. Licensee agrees that [***] not meeting quality standards, as determined solely by LTC, will not be sold or otherwise distributed. LTC will, upon reasonable notice to Licensee, be permitted to inspect Licensee Products for the purpose of monitoring quality.

2.5 LTC Use of Licensee Trademarks.

(a) Licensee Trademarks. Neither LTC nor any of its Affiliates will have any other rights or licenses in respect of any trade names of the Licensee or the Trademarks or any other intellectual property rights of the Licensee or to any goodwill associated therewith, and LTC acknowledges that all such rights and goodwill are and will remain, vested in the Licensee and/or its Affiliates absolutely.

(b) Unauthorized Use. Neither LTC nor any of its Affiliates will use the Licensee’s Trademarks in any way which might prejudice its distinctiveness or the validity or the goodwill of the Licensee or any of its Affiliates therein, nor use, any other trademarks of the Licensee, or any trademarks or trade names confusingly similar or similar to or resembling any trade mark or trade name of the Licensee or any of its Affiliates. Neither LTC nor any of its Affiliates will at any time use, in any combination or manner, the name of the Licensee or any of its Affiliates in any way in advertisements. LTC will promptly notify the Licensee of (a) any unfair competition or improper or unlawful use or passing off in relation to the Trademarks which comes to the notice of LTC or any of its Affiliates.

2.6 No Implied License. Nothing in this Agreement will be construed as conferring explicitly or by implication, estoppel or otherwise any license, right or immunity under any Intellectual Property, that LTC (and its successors, Affiliates and assigns, and successors, Affiliates and assigns of each of the foregoing) now owns or holds a license to, or acquires or obtains a license to in the future, other than the specifically identified LTC IP referenced in Section 1.28 (“Other IP”), regardless of whether such Intellectual Property, including, without limitation, other patents and patent applications are dominant or subordinate to the LTC Patents and/or other LTC IP. Furthermore, Licensee and its Affiliates have not provided and will not provide, and LTC and its Affiliates have not received and will not receive, any consideration except that which is expressly provided herein for the specific rights expressly granted herein. LTC and its Affiliates do not represent or warrant that the LTC IP includes all rights owned, licensed or controlled by LTC and/or its Affiliates that may pertain to (a) the full breadth and scope of the licensed technology, the Field, the [***] and/or Licensee Systems, (b) the full breadth and scope of compositions and/or methods Licensee and/or its Affiliates may employ related to the licensed technology, the Field, the [***] and/or Licensee Systems, (c) the full breadth and scope of methods and/or compositions an end user customer may employ related to the licensed technology, the Field, the [***] and/or Licensee Systems, and/or (d) the full breadth and scope of intellectual property that may arise related to the licensed technology, the Field, the [***] and/or Licensee Systems. Neither Licensee nor any of its Affiliates will knowingly sell, offer, promote, sanction, support or recommend any [***] for any use other than as provided by the grants set forth in this Article 2. Neither Licensee nor any of its Affiliates will, directly or indirectly, by any express or implied act or omission, do anything that would or might invalidate or be inconsistent with any intellectual property right of LTC related to the manufacture, use, sale, offer for sale or import of any [***]. Without limiting the generality of the foregoing, LTC expressly reserves all such rights for itself, including, without limitation, rights: (i) for LTC and its Affiliates to sell any [***], or (ii) to license or transfer technology used to prepare any [***], including, without limitation, the LTC IP, to any other party or parties as it may, in its sole discretion, deem advisable, or not at all. No right or license is granted to Licensee or its Affiliates and Licensee covenants that it and its Affiliates will not: (i) make or have made any [***], (ii) incorporate or have incorporated any [***] into any products for sale, or (iii) transfer to any Third Party any [***]. If Licensee or any of its Affiliates becomes aware of any unauthorized use of the [***] by any customer, Licensee will promptly inform LTC of such unauthorized use.

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2.7 No Reliance. Licensee further covenants that it will not reference, rely on, offer into evidence or otherwise use this Agreement in any proceeding (including but not limited to any dispute; negotiation; litigation; motion; request for injunctive, monetary or other relief; mediation; settlement; arbitration and/or administrative proceeding) in defense to or support of any claim for infringement of the Other IP. For the avoidance of doubt, Licensee agrees that it will not reference, rely on, offer into evidence or otherwise use this Agreement as evidence of an implied license under any of the Other IP, or as a basis to oppose any request by LTC for any particular relief or remedy, including without limitation injunctive relief, direct or indirect damages, lost profits, treble damages and/or attorney’s fees.

3.	ORDER AND SUPPLY

3.1 Purchase Orders. Orders for [***] will be submitted to:

Email address for Purchase Orders: [***]

With copy to: [***]

Each Purchase Order will specify the type of each product, quantity of each [***] desired, the place of delivery, the price(s), and the date(s) of delivery. LTC will fulfill all Purchase Orders for quantities of [***] which are consistent with the then applicable forecast for the calendar quarter in which delivery is required and in compliance with the lead-time described in Sections 3.4 and 3.6 or as otherwise agreed upon by the Parties in writing.

3.2 Initial Purchase Commitment. On or before, [***], Licensee submitted a non-cancellable purchase order for [***] that were delivered prior to [***].

3.3 Minimum Purchase Requirements. Starting with [***] and every calendar year thereafter during the term of the Agreement, Licensee will purchase and take delivery of at least USD [***] worth of [***] within such calendar year.

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3.4 Exclusivity. Licensee agrees to exclusively source [***] and/or substantially similar products, including but not limited to [***], directly from LTC, under the terms of this Agreement, for all uses contemplated under this Agreement.

3.5 Forecasts. Commencing in the first calendar quarter following the Effective Date, Licensee will provide LTC with a rolling [***] forecast of its requirements for [***], to be delivered at least [***] prior to the beginning of each [***], representing Licensee’s good faith estimate of the number of each [***] that Licensee expects to purchase during the following [***]. The first [***] of each such forecast will be binding on Licensee. Forecasts will be updated on a rolling [***] basis. LTC will use commercially reasonable efforts to accommodate additional orders of LTC Products by Licensee that exceed the forecasts provided capacity permits.

3.6 No Other Terms and Conditions. If a sales acknowledgment, invoice, Purchase Order, or other document submitted by either Party contains terms or conditions conflicting with or additional to the terms and conditions of this Agreement, the Parties hereby reject such terms and conditions, and the terms and conditions of this Agreement will prevail.

3.7 Lead Time; Delivery. Licensee will issue Purchase Orders that specify a delivery date that is not less than (a) [***] subsequent to the date of the Purchase Order for forecasted quantities of [***] (or [***] for unforecasted quantities of [***]) and (b) [***] subsequent to the date of the Purchase Order for forecasted quantities of all other [***] (or [***] for unforecasted quantities of [***]). Licensee will include a Purchase Order with each Forecast delivered pursuant to Section 3.5 above. If Licensee requests a delivery date in a Purchase Order that is less than the lead time set forth above, LTC will use reasonable commercial efforts to meet such delivery date. LTC will respond to a Purchase Order that requests quantities in excess of those specified in the then applicable forecast within [***] of receiving the Purchase Order, notifying Licensee whether or not LTC can manufacture the additional amount, or any portion thereof, of [***] requested therein. Failure to respond is not acquiescence that such excess quantities will be available.

3.8 Cancellation; Amendment to Purchase Orders. Purchase Orders may not be cancelled following acceptance by LTC. LTC will use commercially reasonable efforts to accommodate Licensee’s reasonable requests to amend its Purchase Order to increase the number of [***] to be delivered, or change the delivery date(s) but will not be required to do so.

4.	ACCEPTANCE; REJECTION

4.1 Acceptance. Licensee will have [***] from receipt of each delivery of [***] to inspect the delivery for a shortfall or non-conformity with specifications, and to inspect the [***] packaging for visible defects. Licensee may notify LTC of a shortfall, non-conformity with specifications or reject visibly defective [***], within such time.

4.2 Cure Upon Shortfall. Upon notice to LTC of a shortfall or non-conformity, LTC will deliver the shortfall amount or replacement products for non-conforming [***] (as finally determined by LTC and Licensee mutually after a full inspection of such allegedly non-conforming [***]) as soon as commercially practicable and within the lead time for such [***] as set forth in Section 3.7 of the Agreement. Licensee may request expedited (e.g., overnight) shipment of such shortfall in delivery, at Licensee’s expense.

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5.	DELIVERY; PAYMENT

5.1 Fees, Shipping Terms. LTC will package the [***] in containers designed to protect the [***] from damage in the ordinary course of delivery. Cost, shipment, transfer of risks and property will be made [***]. If Licensee desires, LTC will arrange for the shipment of the [***] to Licensee, in accordance with Licensee’s instructions (e.g., use of Licensee’s freight account, insurance, etc.), and Licensee will pay the cost of shipping and customs as reflected in the corresponding invoice. Prior to shipment, Licensee may be required to complete a credit application for determination of adequate credit limit for the invoicing process under Section 5.3. If Licensee does not secure a credit line sufficient to cover a purchase order, prepayment may be required.

5.2 Prices. The price for each [***] is set forth on the attached Exhibit B in United States Dollars (“Price”). The Prices are subject to an annual price adjustment and are for supply of [***] under the terms of this Agreement only.

5.3 Invoicing. The following terms will apply unless LTC requires prepayment as set forth in Section 4.1. Prior to delivery of the [***], LTC will invoice Licensee for the amount and type of products to be delivered. Each invoice issued by LTC hereunder will specify: (a) the Prices in respect of the [***]; (b) the quantity and type of [***]; (c) the amount of sales tax due (if any) in respect of the [***]; and (d) any other amounts reimbursable to LTC (if any) pursuant to this Agreement. Undisputed invoiced amounts are payable in U.S. Dollars to the address as indicated in LTC’s invoice. Licensee will make payments for the LTC Products following the date of Licensee’s receipt of the invoice unless required to prepay prior to delivery pursuant to Article 5.

5.4 Taxes; Duties. All prices are as stated and are exclusive of sales tax. In the event that any amounts are required under US or other laws to be withheld from payments otherwise due to LTC, Licensee will so notify LTC, obtain appropriate documentation of such requirement, deduct from payments to LTC the appropriate amount of withholding taxes imposed hereunder, and pay such taxes on behalf of LTC. Licensee will provide LTC with receipts or certificates showing the payment of the amounts withheld pursuant to this Section. Licensee will use commercially reasonable efforts to provide all forms, documents, and/or other information necessary to comply with or reduce any taxes payable pursuant to this Section or necessary to establish LTC’s right to a tax credit in respect of any such taxes. Any other taxes (other than any based on LTC’s income) levied by any authorities will be for the account of Licensee.

5.5 Currency; Interest. All monies due for purchase of LTC Products will be in the currency indicated on the invoice provided with the LTC Products. Payments set forth in this Agreement will, if overdue, bear interest until paid at a rate that is the maximum legally allowed. The payment of such interest will not foreclose LTC from exercising any other rights it may have as a consequence of the lateness of any payment.

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6.	PRODUCT DEVELOPMENT AND REGULATORY MATTERS

6.1 Regulatory Approval by Licensee. Licensee will be solely responsible for all regulatory matters and filings (including compilation and maintenance of required technical files) related to the Licensee Kit, Licensee Assays, Licensee Sequencer and Licensee Software in the Field in the Territory including without limitation all filings and applications, approvals, clearances, complaint-handling, quality assurance program, recordkeeping, and all other pre-marketing and post-marketing statutory and regulatory requirements applicable to the Licensee Assays and Licensee Kits.

6.2 Regulatory Approval of [***] LTC will be solely responsible for regulatory matters related to [***] including without limitation all registrations, filings, and applications, approvals or clearances, complaint-handling, quality assurance system, recordkeeping, and all other pre-market and post-market statutory and regulatory requirements applicable to [***] according to their intended use. For the avoidance of doubt, LTC will have sole and absolute discretion with respect to regulatory strategy concerning [***], including, but not limited to, decisions regarding pursuing or maintaining regulatory clearances or approvals. For the sake of clarity, the foregoing excludes the Licensee System and Licensee Products in the Territory.

6.3 Diligence. Licensee will diligently pursue the registration of the Licensee Sequencer with the CFDA in accordance with the Development Plan. Additionally, Licensee will register the Licensee Sequencer prior to or in conjunction with the submission of any registration for a Licensee Assay or Licensee Kit. LTC grants to Licensee the right to register the Licensee Sequencer with the CFDA, acting as “ manufacturer of record” in China for use for general purpose sequencing, but not for use in a companion diagnostic. Licensee will be responsible for all costs related to clinical trials and submission registration for the Licensee Assays, Licensee Kits, and Licensee Sequencer.

6.4 Access to Information. LTC will use commercially reasonable efforts to provide to Licensee documentation as required by the CFDA as well as necessary support to assist Licensee’s CFDA filing of the Licensee [***] and, except for design history files and any confidential information (including any information that contains trade secrets, know-how, source code or the like), which will not be provided. Upon occurrence of any event of the government policies or regulation lead to the termination of Licensee Sequencer registration, LTC and Licensee will use commercially reasonable efforts to enter into discussions regarding potential alternative registration strategies.

6.5 LTC Documents. To support Licensee’ s generation of technical files, LTC will provide to Licensee technical documentation described in Exhibit E, pertaining to [***] (“LTC Documents”). For purposes of clarity, LTC may at its sole discretion, exclude from the LTC Documents any information deemed as Information (including any Information that contains trade secrets, know-how, source code or the like). LTC will make commercially reasonable efforts to provide documentation to Licensee to the extent such documents exist in LTC’s files, excluding any Information deemed as such by LTC’s legal counsel. LTC will have final approval of any LTC information to be submitted to CFDA, provided that LTC’s consent will not be unreasonably withheld. In the event the CFDA requires Information in connection with the CFDA filing of the Licensee Sequencer that LTC is unwilling to provide to Licensee, LTC will make commercially reasonable efforts to provide such Information [***] in a modified and mutually acceptable form., provided that prior to LTC releasing such Information to the CFDA, the CFDA must execute LTC’s standard nondisclosure agreement. LTC will supply Licensee with select documentation for the assay and consumables components, excluding any confidential information, which will not be provided. Notwithstanding the foregoing, any documentation provided will be at the discretion of LTC.

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6.6 Development Costs. Licensee will be responsible for all costs in connection with the development and registration of the Licensee Assays, Licensee Kits, Licensee Sequencer and Licensee Software, including but not limited to all costs related to consumables, sample acquisition costs, sequencing data analysis and report generation costs.

6.7 Regulatory Maintenance. Licensee will be responsible for obtaining and maintaining regulatory approval required for use of the CFDA approved Licensee Sequencer, Licensee Software and Licensee Kit in the Field in the Territory through the Term.

7.	INSTALLATION, SERVICE AND SUPPORT

Licensee will be the first-line support organization responsible for technical support and troubleshooting of the Licensee System. LTC will be responsible for second line service and support and field service engineering for the [***] as per the [***].

Licensee will be responsible for shipment and installation of the Licensee System at Licensee’s customer facility. Licensee may purchase installation service and support from LTC at LTC’s standard rate.

Warranty initiation for [***]: Upon delivery of each Licensee System to an end user, Licensee will register with LTC, (at the address to be provided by LTC), the serial numbers for each [***] of the Licensee System, location and date of delivery to its location.

Licensee will be responsible for warranty for the Licensee Sequencer and for any warranty claims for the Licensee Sequencer that are not attributable to failure of [***] supplied by LTC to meet specifications. To address such claims, Licensee may purchase service and support from LTC at LTC’s standard rate.

8.	MANUFACTURING SUPPORT

8.1 Assembly Training. LTC will provide training and written instructions to Licensee for the assembly of the Licensee System as detailed in Exhibit E. Such training will be limited to providing [***].

8.2 Additional Components. [***].

8.3 Audit. LTC will have the right to audit, at the sole expense of LTC, the Licensee facility where the Licensee System is manufactured, tested or stored upon [***] prior notice to audit the facility. Except in the event of a for-cause audit, such audit should not exceed [***] per year. Licensee will allow representatives from LTC to have reasonable access to their manufacturing, warehousing, laboratory and facility records, as well as associated quality management system procedures that relate to the Licensee System, for audit or assessment purposes.

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8.4 Software. [***] will be provided as a master file to be installed by Licensee during the manufacturing of the Licensee Sequencer. LTC will develop and design [***] all software function & parameters and subject to a fee to be determined based on LTC cost to implement. Further modification and translation of [***] software would be subject to additional fee.

8.5 Subcontracting. LTC has the right to appoint any subcontractor or any person or entity to carry out LTC’s obligations under this Agreement. In the event that LTC uses a subcontractor or other person or entity to carry out LTC’s obligations under this Agreement, LTC will remain responsible to Licensee for the performance of all LTC’s obligations herein, and will take reasonable measures to require that any such subcontractor or other person is, with respect to information learned in its performance of such obligations, subject to obligations of confidentiality at least as stringent as those set forth in Section 11 hereof.

9.	REGULATORY

Licensee is responsible for obtaining all regulatory approval required for use of the Licensee System and Licensee Kit in the Field in the Territory. As manufacturer of record, Licensee is responsible for generating design history and all other documentation to be submitted under Licensee’s name to CFDA for registration of the Licensee System and the Licensee Kit. To support Licensee’s generation of such documentation, LTC will provide to Licensee technical documentation described in Exhibit 8, Section 4, pertaining to the [***] (“LTC Documents”). For purposes of clarity, LTC may at its sole discretion, exclude from the LTC Documents any information deemed as Information (including any Information that contains trade secrets, know-how, source code or the like). LTC will make commercially reasonable efforts to provide documentation to Licensee to the extent such documents exist in LTC’s files, excluding any Information deemed as such by LTC’s legal counsel. LTC will have final approval of any LTC information to be submitted to CFDA, provided that LTC’s consent will not be unreasonably withheld. In the event the CFDA requires Information in connection with the CFDA filing of the Licensee System that LTC is unwilling to provide to Licensee, LTC will make such Information directly available to the CFDA, provided that prior to LTC releasing such Information the CFDA must execute LTC’s standard nondisclosure agreement.

LTC will supply Licensee with select documentation for the assay and consumables components, excluding any confidential information, which will not be provided. Notwithstanding the foregoing, any documentation provided will be at the discretion of LTC.

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10.	REPORTS

Licensee will keep records in sufficient detail to enable compliance with the terms of this Agreement to be determined, including, without limitation, compliance with the scope of the grant in Section 2.1 to be determined. Licensee will permit said records to be inspected [***] upon at least [***] prior written notice during regular business hours by an independent auditor selected by LTC and acceptable to Licensee for this purpose, but only to the extent necessary to verify Licensee’s compliance with this Agreement. The independent auditor will be required to keep confidential all information received during any such inspection, and to disclose to LTC only the information relevant to Licensee’s compliance with this Agreement. LTC will be responsible for the full costs and expense of such inspection unless the independent auditor certifies that there is a material noncompliance with the terms of this Agreement by Licensee in which case the Licensee will pay the full costs and expense of such inspection.

11.	WARRANTIES

11.1 LTC Warranties. LTC hereby represents and warrants to Licensee that:

(a) LTC will have in place reasonable procedures and protocols to manufacture [***] in accordance with all applicable laws and regulations relevant to the manufacture of the [***] in the United States;

(b) LTC will convey good title to each [***] supplied hereunder and each [***] will be delivered free from any lawful security, interest, lien or encumbrance; and

(c) To LTC’s knowledge as of the Effective Date hereof, LTC has the right to enter into this Agreement and grant the rights granted to Licensee hereunder; and

(d) [***] will be provided subject to LTC’s standard product warranties, [***] incorporated by reference herein.

The foregoing warranties are for the benefit of only Licensee. They do not run to the benefit of any of Licensee’s Affiliates or customers.

11.2 Negation of Warranty. Licensee acknowledges that nothing in this Agreement will be construed as:

(a) a warranty or representation by LTC as to the validity, enforceability or scope of any patent included within LTC Patents;

(b) a warranty or representation by LTC that the practice of rights under LTC Patents, the use or resale of the [***] delivered hereunder, the use of any [***] either alone or in combination with other kits or with any other kits of entities other than LTC, or the operation of any process incorporating any [***] is or will be free from infringement of patents or other intellectual property of Third Parties;

(c) an obligation on LTC to bring or prosecute actions or suits against Third Parties for infringement (provided, however, that LTC may bring or prosecute such suits or actions or pursue alternative remedies for infringement, in its sole discretion);

(d) except as expressly set forth herein, conferring the right to use in advertising, publicity or otherwise any Trademarks or any contraction, abbreviation, simulation or adaptation thereof, of LTC;

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(e) conferring by implication, estoppel or otherwise any licenses, immunities or rights under any patents, patent applications of LTC other than as specified in Sections 2.1, regardless of whether such other patents or patent applications are dominant or subordinate to those in LTC Patents;

(f) an obligation on LTC to furnish any know-how not provided in LTC Patents except as expressly set forth herein; or

(g) a warranty or representation by LTC that Licensee will obtain the applicable Authorization from the applicable governmental authority (e.g., U.S. Food and Drug Administration or comparable non-U.S. body) to sell Licensee Systems in the Territory.

11.3 Licensee Warranties. Licensee hereby represents and warrants to LTC that:

(a) the specifications requested by Licensee have been determined by Licensee to be adequate to confirm the suitability of [***] supplied hereunder for the uses to which such [***] will be put by Licensee;

(b) Licensee will diligently pursue Authorization for Licensee System and will not sell or cause to be sold, use or cause to be used such Licensee Systems in any manner requiring such Authorization until it is finally obtained. Licensee covenants that it will not advertise, label, sell or cause to be sold Licensee Systems until Licensee receives the Authorization from the CFDA to sell such Licensee Systems (except as set forth and subject to the conditions in Section 2.1 );

(c) Licensee will perform diligently sufficient incoming inspection to confirm the suitability of [***] for the uses to which Licensee will put such [***] and otherwise to satisfy its obligations under this Agreement and under all applicable laws, rules and regulations;

(d) Licensee will be responsible for obtaining any required Third Party intellectual property rights with respect to the sale by Licensee of Licensee Assays, Licensee Kits and Licensee Software;

(e) Licensee will conduct all necessary tests, comply with all applicable regulatory requirements and issue all appropriate warnings and information to subsequent purchasers and/or users. Licensee will comply with all legal requirements, including but not limited to, all applicable laws, statutes, regulations, and treaties relating to the manufacturing, storage, shipment, and distribution of Licensee Systems in the Territory, and relating to the performance of Licensee’s duties and obligations under this Agreement. For purposes of clarification, Licensee’s compliance must include, but not be limited to, each and all of the following:

(i) the legal requirements established by the nation in which Licensee is located; and

(ii) the legal requirements established by each nation or jurisdiction to which Licensee is marketing, selling, storing, shipping, importing or distributing Licensee Systems.

(f) Licensee will not knowingly or with reckless disregard allow the export, re-export, sale, or other distribution, either directly or indirectly, domestically or abroad, of any Licensee Systems outside of the Territory.

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(g) Licensee further acknowledges and agrees that it will not export, re-export, sell, or otherwise distribute, and/or knowingly or with reckless disregard allow the export, re-export, sale, or other distribution, of Licensee Systems, either directly or indirectly, to a customer or nation or jurisdiction to which LTC or its Affiliates could not directly export, re-export, sell, or otherwise distribute the item pursuant to the United States export control statutes and regulations, as described above. Licensee will comply with the United States Foreign Corrupt Practictes Act (“FCPA”), and will not take any action that would cause LTC or any of its Affiliates to be in violation of the FCPA. As part of such compliance, Licensee represents that it will not offer or make any improper payments of money or anything of value to a non-United States government official in connection with this Agreement. Licensee will not offer or make improper payments to a Third Party knowing, or suspecting, that the Third Party will give the payment, or a portion of it, to a government official;

(h) Licensee will maintain comprehensive records of the disposition of all Licensee Systems by Licensee for the shelf life plus three years, or if no shelf life has been determined, five years;

(i) Licensee will sell, and require its Affiliates and Distributors to sell, only in the relevant Field and in the Territory. Licensee acknowledges and agrees that under no circumstances will the Territory include a nation that is subject to a comprehensive trade embargo by the United States;

(j) Licensee will not teach, instruct, encourage, enable or allow a customer to disable, bypass or inactivate the Licensee customized software that is installed on a Licensee System or otherwise access the underlying LTC instrument control and analysis software;

(k) Without limiting LTC’s remedies or causes of actions for the same, Licensee acknowledges and agrees, that. should Licensee teach, instruct, encourage, enable or allow such customer or any other party to disable, bypass or inactivate the Licensee customized software that is installed on an Licensee System or otherwise access the underlying Licensee System control and analysis software, LTC may, upon becoming aware of such actions, disable such Licensee System;

(l) Licensee acknowledges and agrees that it will not reverse engineer, deconstruct, disassemble, analyze or otherwise modify any [***], including, without limitation, accessing programming code or determining formulations of composition. For purposes of clarification, Licensee will have the right to perform in-coming quality control testing on [***] to confirm that such [***] meet the agreed specifications set forth in this Agreement but will not perform any analysis or testing on such [***] other than such quality control testing; and

(m) Without limiting LTC’s remedies or causes of action for the same, Licensee covenants for itself and its Affiliates not to exceed the scope of the licenses granted to Licensee pursuant to Sections 2.1 hereunder, whether directly, by inducement, by contribution or otherwise.

11.4 Anti-Boycott. Notwithstanding any other provision of this Agreement, neither Licensee nor LTC will be required to take or refrain from taking any action impermissible or penalized under the laws of the United States or any applicable foreign jurisdiction, including without limitation the anti-boycott laws administered by the U.S. Commerce and Treasury Departments.

11.5 Licensee Acknowledgements: Licensee acknowledges that

(a) [***], as set forth in Exhibit B, are qualified by LTC for research use and are not qualified by LTC for the purposes for which Licensee intends to sell them;

(b) [***] have not been tested by LTC for safety and efficacy in food, drug, device, commercial or any other use;

(c) None of the [***] will be considered to be foods, drugs, or cosmetics;

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(d) Licensee will be responsible for verifying the hazards and conducting any further research necessary to learn the hazards involved in using and distributing [***] purchased from LTC. In addition, Licensee will warn Licensee’s customers and end-users and any auxiliary personnel (included but not limited to freight handlers) retained, employed or otherwise used by Licensee of any risks involved in using or handling [***]. Licensee will comply with all instructions, if any, furnished by LTC relating to the use of [***], and Licensee undertakes not to misuse or misapply the [***] in any manner whatsoever;

(e) [***] are, as of the Effective Date, not medical devices for the purposes of the Medical Devices Regulations 2002 or any other Regulations derived from Directive 98/79/EC (“Medical Devices”), and are not in any circumstances to be sold or distributed for use as Medical Devices;

11.6 Limitation on Liability.

(A) LTC AND ITS AFFILIATES WILL NOT, NO MATTER HOW SUCH LIABILITY MAY BE PURPORTED TO ARISE, EXCEPT TN THE CASE OF PERSONAL INJURY OR DEATH ARISING DIRECTLY OUT OF THE GROSS NEGLIGENCE, RECKLESSNESS OR WILLFUL MISCONDUCT OF LTC OR ITS AFFILIATES, BE LIABLE TO LICENSEE, OR LICENSEE’S AFFILIATES FOR ANY LOSS OR DAMAGE (INCLUDING CONSEQUENTIAL OR ECONOMIC LOSS OR DAMAGE OR LOSS OF PROFITS) ARISING OUT OF OR IN CONNECTION WITH THE DISTRIBUTION, SALE OR USE OF THE [***] OR LICENSEE PRODUCTS; AND

(B) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL LTC’S LIABILITY ARISING OUT OF THE MANUFACTURE, SALE, SUPPLY, USE OR DISPOSITION OF THE [***] OR LICENSEE PRODUCTS, WHETHER BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE, EXCEED [***].

(C) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, LTC MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE MANUFACTURE, USE, IMPORT OR SALE OF LTC PRODUCTS AND/OR LICENSEE PRODCUTS OR OTHER EXPLOITATION OF THE LICENSES AND RIGHTS GRANTED HEREIN WILL NOT INFRINGE ANY PATENT OR OTHER RIGHTS OF A THIRD PARTY.

12.	CONFIDENTIAL INFORMATION

12.1 The term “Information” under this Agreement means, without limitation, information, technology, business, financial, regulatory or marketing plans or information related thereto, including information associated with regulatory filings, information disclosed during site visits, and materials, drawings, tooling, molds, dies or samples furnished to or disclosed at any time by either Party (“Disclosing Party”) to the other (“Receiving Party”) relating, but not limited to, [***] and specifications or pursuant to this Agreement, whether or not reduced to writing.

12.2 The burdens of non-use and confidentiality on the Receiving Party under this Agreement will continue until terminated by mutual agreement between the Parties hereto.

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12.3 The Receiving Party will use the Information only for purposes of discussion and performance under this Agreement. The Receiving Party will not disclose the Information to any person except its employees and consultants to whom it is necessary to disclose the Information for such discussion and performance, and will be subject to obligations of confidentiality at least as restrictive as those specified herein. Any of the persons mentioned above who are given access to the Information will be informed by the Receiving Party of the Agreement. The Receiving Party will protect the Information by using the same degree of care as the Receiving Party uses to protect its own confidential Information, but in any event no less than a reasonable degree of care.

12.4 The Receiving Party’s duties under this Agreement will apply to any and all Information, including, but not limited to that disclosed in any oral disclosure or any written document, memorandum, report, correspondence, drawing or other material, computer readable media, developed or prepared by the Disclosing Party or any of its representatives whether or not such information is labeled “confidential.”

12.5 Notwithstanding any other provision of this Agreement, Information will not include any item of information which: (a) is within the public domain prior to the time of the disclosure by the Disclosing Party to the Receiving Party or thereafter becomes within the public domain other than as a result of disclosure by the Receiving Party or any of its representatives in violation of this Agreement; (b) was, on or before the date of disclosure in the possession of the Receiving Party, as evidenced by records, however maintained; (c) is acquired by the Receiving Party from a Third Party not under an obligation of confidentiality; or (d) is hereafter independently developed by the Receiving Party, as evidenced by written records.

12.6 The Receiving Party agrees to return or destroy all Information, including materials, received from the Disclosing Party, at the written request of the Disclosing Party except that the Receiving Party may retain in its confidential files one (1) copy of written Information for record purposes only.

12.7 In the event that the Receiving Party or anyone to whom it transmits the Information pursuant to this Agreement becomes legally required to disclose any such Information, the Receiving Party will provide the Disclosing Party with prompt notice of such required disclosure so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, the Receiving Party will furnish only that portion of the Information which is legally required to be furnished in the opinion of the Receiving Party’s counsel.

13.	TERM AND TERMINATION

13.1 Term. The initial term of this Agreement will be [***] (the “Initial Term”). Following the Initial Term, the Agreement may be renewed by written mutual agreement of the Parties.

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13.2 Termination for Cause. Either Party may terminate this Agreement: (i) upon or after the material breach of this Agreement by the other Party if the other Party has not cured such material breach within [***] after written notice thereof is provided by the non-breaching Party; or (ii) upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof. Termination by LTC for Licensee’s material uncured breach will, at LTC’s option, relieve LTC of the obligation to deliver [***] under an outstanding Purchase Order. Termination by Licensee for LTC’s uncured material breach will, at Licensee’s option, release Licensee of the obligation to accept [***] under an outstanding Purchase Order. For the avoidance of doubt, failure by Licensee to pay any amounts payable hereunder when due will be considered a material breach of this Agreement.

13.3 Legal Basis for Termination.

(a) Both Parties will have the right to terminate this Agreement immediately at any time upon written notice to Licensee in the event that LTC reasonably determines that continued performance under the Agreement may violate any regulatory law, or any other applicable law or regulation, including, without limitation, guidance issued by any regulatory body. LTC will communicate with Licensee regarding the circumstances giving rise to such termination and will use commercially reasonable efforts to provide Licensee with advance notice of such termination. Prior to terminating the Agreement as set forth herein, LTC will use commercially reasonable efforts to mitigate the potential violation of any regulatory law, or any other applicable law or regulation. Termination by LTC in compliance with this Section 12.4 will not, in any event, constitute a breach of this Agreement.

13.4 (b) Effect of Expiration or Termination. Except as may be set forth otherwise, all rights and obligations of the Parties set forth herein that expressly or by their nature survive the expiration or termination of this Agreement will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement until they are satisfied or by their nature expire and will bind the Parties and their legal representatives, successors, and permitted assigns. Licensee will have no right to continue any use of [***] purchased prior to or delivered subsequent to the effective date of the termination or expiration and all rights of Licensee granted under this Agreement to make, use, sell or import Licensee Systems will likewise terminate upon termination of this Agreement.

14.	MISCELLANEOUS

14.1 Indemnity.

(a) Licensee. Licensee will indemnify, defend and hold harmless LTC, its Affiliates, and their respective directors, officers, employees and agents (the “LTC Indemnified Parties”) from all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) that any of LTC Indemnified Parties may suffer as a result of any claims, demands, actions or other proceedings made or instituted by any Third Party and arising out of or relating to (i) Licensee’s, its Affiliates’ or its Customers’ use (or misuse) of the [***]; (ii) the manufacture of any Licensee Sequencers or Systems, Licensee Kits and/or Licensee Assays; (iii) Licensee’s, its Affiliates’ breach of any representation, warranty or covenant under this Agreement; (iv) Licensee’s or its Affiliates failure to obtain appropriate Authorization for any use or sale of Licensee Systems, or Licensee Assays; and/or (v) Licensee’s, its Affiliates’ recklessness or willful misconduct.

(b) LTC. LTC will indemnify, defend and hold harmless Licensee, its Affiliates, and their respective directors, officers, employees and agents (the “Licensee Indemnified Parties”) from all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) that any of Licensee Indemnified Parties may suffer as a result of any claims, demands, actions or other proceedings made or instituted by any Third Party and arising out of or relating to (i) a breach by LTC of any of the warranties provided by LTC in Section 10.1; or (ii) LTC’s recklessness or willful misconduct.

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14.2 Insurance. Licensee will maintain in effect at all times during the term of this Agreement and for a period of at least [***] years thereafter liability insurance to cover its obligations under this agreement, in particular Clinical Trials Liability Insurance as required by local and governmental law. Policies and limits should be written on locally admitted Products Liability insurance with limits per claim and aggregate limits that are to be consistent with current insurance market standards, and recommended by clinical research best practices but not less than compulsory limits as required by the law or territory where the clinical studies are to take place and the policies are to be issued in accordance with the statutory or market standard wording. The policies will not exclude any applicable study drug or territories which are the subject of clinical trials under this Agreement.

14.3 Notices. All communication concerning this Agreement will be given in writing and will be duly delivered when received. The addresses to be used for such notices will be as follows, unless and until changed by either Party by providing proper notice to the other Party:

If to LTC:	Life Technologies Corporation
[***]
[***]
[***]

[***]

With a copy to:	General Counsel, at the same address

If to Licensee:	Genetron Health (Beijing) Company, Ltd.,
1-2/F, Building 11, Zone 1,
8 Life Science Parkway,
Changping District,
Beijing, China

With a copy to General Counsel, at the same address

14.4 Assignment; Change of Control. This Agreement is personal to Licensee and neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise, including, without limitation, (i) through the acquisition by any person or group, directly or indirectly, of the beneficial ownership of more than fifty percent (50%) of the total voting power of Licensee; (ii) a merger of Licensee into another person or entity; and (iii) the sale, lease or transfer of all or substantially all of the assets of Licensee to any person or entity in one or a series of related transactions, with any of the foregoing referred to as a “Change of Control”) by Licensee, without the prior express written consent of LTC. LTC may, without consent, assign this Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its business or business unit to which this Agreement pertains, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee will assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section 13.6 will be void.

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14.5 Force Majeure.

(a) Unless otherwise provided by this Agreement, delay or failure on the part of either Party in performing its obligations under this Agreement will not subject such Party to any liability to the other if such delay or failure is caused by or results from acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, or any other circumstance outside the reasonable control of, but affecting performance of, a Party under this Agreement.

(b) Upon occurrence of an event of force majeure, the Party affected will promptly notify the other in writing, setting forth the details of the occurrence, and making every attempt to resume the performance of its obligations as soon as practicable after the force majeure event ceases. If such event prevents or will prevent performance of a material provision of this Agreement by one Party for [***], then the other Party may immediately terminate this Agreement upon written notice to the non-performing Party.

14.6 Applicable Law. This Agreement will be governed by the laws of the State of California, USA, without regard to its conflicts of laws provisions. In the event either Party institutes litigation or other legal proceedings relating to or arising out of this Agreement, the Parties hereby (i) agree to designate the state and federal courts situated in San Diego County, California, USA as the appropriate and exclusive venue for any such litigation, and each Party hereby consents and agrees to bring any such litigation or proceeding in such courts, and (ii) consent to the jurisdiction of such state or federal courts in California, USA.

14.7 Dispute Resolution. In the event any Party claims breach of this Agreement, the Parties will consult with each other in good faith on the most effective means to cure the breach and to achieve any necessary restitution of its consequences. This consultation will be undertaken within a period [***] following the receipt of a written request to consult, and the consultation period will not exceed [***]. During the consultation period, neither litigation nor arbitration may be pursued until attempts at consultative dispute resolution have been exhausted. If the Parties fail to resolve the dispute within the foregoing consultation period, [***].

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14.8 Entire Agreement. This Agreement, together with its attached Exhibits, constitutes the entire, full, and complete agreement between the Parties concerning the subject matter hereof, and supersedes all prior agreements, negotiations, representations, and discussions, written or oral, express or implied, between the Parties in relation thereto.

14.9 Relationship of the Parties. The relationship of the Parties is that of independent contractors, and nothing herein will be construed as establishing one Party or any of its employees as the agent, legal representative, joint venturer, partner, employee, or servant of the other. Except as set forth herein, neither Party will have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other. Neither Party will hold itself out as being the agent, legal representative, joint venturer, partner, employee, or servant of the other Party or as having authority to represent or act for the other Party in any capacity whatsoever, except as authorized herein.

14.10 No Amendment. This Agreement will not be amended except by an instrument in writing executed by both Parties.

14.11 No Waiver. The Parties hereto mutually covenant and agree that no waiver by either Party of any breach of the terms of this Agreement will be deemed a waiver of any subsequent breach thereof.

14.12 Headings. Headings used herein are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text.

14.13 Severability. Should one or more of the provisions contained in this Agreement be held invalid, illegal or unenforceable by a court or tribunal with jurisdiction to do so, then the validity, legality and enforceability of the remaining provisions contained herein will not be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the Parties’ substantive rights. In such instance, the Parties will use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

14.14 Counterparts. This Agreement may be signed in two or more counterparts, all of which together will constitute one and the same Agreement, binding on the Parties as if each had signed the same document.

14.15 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

LIFE TECHNOLOGIES CORPORATION		GENETRON HEALTH (BEIJING) COMPANY, LTD.

Signature:	/s/ Joydeep Goswami	Signature:	/s/ Sizhen Wang
Name:	JOYDEEP GOSWAMI	Name:	Sizhen Wang
Title:	PRESIDENT, CSD	Title:	CEO